                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


I.   RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                              439,122.95

        Available Funds:
               Contract Payments due and received in this period                                                      5,321,573.71
               Contract Payments due in prior period(s) and received in this period                                     884,773.68
               Contract Payments received in this period for next period                                                119,198.63
               Sales, Use and Property Tax, Maintenance, Late Charges                                                    91,746.00
               Prepayment Amounts related to early termination in this period                                           945,799.28
               Servicer Advance                                                                                         484,346.33
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                             21,249.51
               Interest earned on Collection Account                                                                     23,048.57
               Interest earned on Affiliated Account                                                                      4,322.16
               Proceeds from repurchase of Contracts per Contribution and Servicing
                 Agreement Section 5.03                                                                                       0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                0.00
               Amounts paid under insurance policies                                                                          0.00
               Any other amounts                                                                                              0.00

                                                                                                               -------------------
        Total Available Funds                                                                                         8,335,180.82
        Less: Amounts to be Retained in Collection Account                                                              378,042.11
                                                                                                               --------------------
        AMOUNT TO BE DISTRIBUTED                                                                                      7,957,138.71
                                                                                                               ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                      Servicer Advances                                                                                 884,773.68
               3.   To Noteholders (For Servicer Report immediately following the
                      Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                            4,799,263.75
                        a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                                               230,932.50
                        a) Class A3 Principal (distributed after A2 Note matures)
                             and Interest                                                                               419,826.67
                        a) Class A4 Principal (distributed after A3 Note matures)
                             and Interest                                                                               508,746.21
                        b) Class B Principal and Interest                                                               102,010.36
                        c) Class C Principal and Interest                                                               204,981.34
                        d) Class D Principal and Interest                                                               138,796.32
                        e) Class E Principal and Interest                                                               187,706.08

               4.   To Reserve Account for Requirement per Indenture Agreement
                        Section 3.08                                                                                          0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                        Account Distribution
                        a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                                               83,127.22
                        b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                                              157,228.13
                        c)  Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                                            21,249.51
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                             Earned and Any Other Amounts                                                               119,116.73
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         99,380.21
                                                                                                               --------------------
        TOTAL FUNDS DISTRIBUTED                                                                                       7,957,138.71
                                                                                                               ====================

                                                                                                               --------------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                                                             378,042.11
                                                                                                               ====================

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                    $4,104,190.93
         - Add Investment Earnings                                                                                       21,249.51
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                                                     0.00
         - Less Distribution to Certificate Account                                                                      21,249.51
                                                                                                               --------------------
End of period balance                                                                                                $4,104,190.93
                                                                                                               ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
   Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
   Balances.                                                                                                         $4,104,190.93
                                                                                                               ====================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


III.  CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                   160,773,554.19
                  Pool B                                                                    72,438,464.34
                                                                                     ---------------------
                                                                                                                  233,212,018.53
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              928,429.05
Class A Monthly Interest - Pool B                                                              418,314.91

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           2,734,664.55
Class A Monthly Principal - Pool B                                                           1,877,360.62
                                                                                     ---------------------
                                                                                                                    4,612,025.17
Ending Principal Balance of the Class A Notes
                  Pool A                                                                   158,038,889.64
                  Pool B                                                                    70,561,103.72
                                                                                     ---------------------
                                                                                                                ------------------
                                                                                                                  228,599,993.36
                                                                                                                ==================

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $240,779,000   Original Face $240,779,000      Balance Factor
$        5.593278            $             19.154599              94.941832%
------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                  32,408,018.53
                  Class A2                                                                  41,000,000.00
                  Class A3                                                                  74,000,000.00
                  Class A4                                                                  85,804,000.00

                                                                                     ---------------------

Class A Monthly Interest                                                                                           233,212,018.53
                  Class A1 (Actual Number Days/360)                                            187,238.58
                  Class A2                                                                     230,932.50
                  Class A3                                                                     419,826.67
                  Class A4                                                                     508,746.21

                                                                                     ---------------------

Class A Monthly Principal
                  Class A1                                                                   4,612,025.17
                  Class A2                                                                           0.00
                  Class A3                                                                           0.00
                  Class A4                                                                           0.00

                                                                                     ---------------------
                                                                                                                     4,612,025.17
Ending Principal Balance of the Class A Notes
                  Class A1                                                                  27,795,993.36
                  Class A2                                                                  41,000,000.00
                  Class A3                                                                  74,000,000.00
                  Class A4                                                                  85,804,000.00

                                                                                     ---------------------
                                                                                                                ------------------
                                                                                                                   228,599,993.36
                                                                                                                ==================

Class A1
------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $39,975,000    Original Face $39,975,000       Balance Factor
$        4.683892            $             115.372737             69.533442%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class B Notes
                             Pool A                                                          2,740,330.35
                             Pool B                                                          1,234,687.02
                                                                                     ---------------------
                                                                                                                       3,975,017.37

        Class B Overdue Interest, if any                                                             0.00
        Class B Monthly Interest - Pool A                                                       16,129.13
        Class B Monthly Interest - Pool B                                                        7,267.16
        Class B Overdue Principal, if any                                                            0.00
        Class B Monthly Principal - Pool A                                                      46,613.60
        Class B Monthly Principal - Pool B                                                      32,000.47
                                                                                     ---------------------
                                                                                                                          78,614.07
        Ending Principal Balance of the Class B Notes
                             Pool A                                                          2,693,716.75
                             Pool B                                                          1,202,686.55
                                                                                     ---------------------
                                                                                                                --------------------
                                                                                                                       3,896,403.30
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $4,104,000   Original Face $4,104,000    Balance Factor
        $        5.700850          $      19.155475               94.941601%
        ------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                          5,480,660.69
                             Pool B                                                          2,469,374.03
                                                                                     ---------------------
                                                                                                                       7,950,034.72

        Class C Overdue Interest, if any                                                             0.00
        Class C Monthly Interest - Pool A                                                       32,920.50
        Class C Monthly Interest - Pool B                                                       14,832.71
        Class C Overdue Principal, if any                                                            0.00
        Class C Monthly Principal - Pool A                                                      93,227.20
        Class C Monthly Principal - Pool B                                                      64,000.93
                                                                                     ---------------------
                                                                                                                         157,228.13
        Ending Principal Balance of the Class C Notes
                             Pool A                                                          5,387,433.49
                             Pool B                                                          2,405,373.10
                                                                                     ---------------------
                                                                                                                --------------------
                                                                                                                       7,792,806.59
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000  Principal Paid Per $1,000    Ending Principal
        Original Face $8,208,000  Original Face $8,208,000     Balance Factor
        $       5.817886          $      19.155474               94.941601%
        ------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                          3,653,773.79
                             Pool B                                                          1,646,249.36
                                                                                     ---------------------
                                                                                                                       5,300,023.15

        Class D Overdue Interest, if any                                                             0.00
        Class D Monthly Interest - Pool A                                                       23,423.73
        Class D Monthly Interest - Pool B                                                       10,553.83
        Class D Overdue Principal, if any                                                            0.00
        Class D Monthly Principal - Pool A                                                      62,151.47
        Class D Monthly Principal - Pool B                                                      42,667.29
                                                                                     ---------------------
                                                                                                                         104,818.76
        Ending Principal Balance of the Class D Notes
                             Pool A                                                          3,591,622.32
                             Pool B                                                          1,603,582.07
                                                                                     ---------------------
                                                                                                                --------------------
                                                                                                                       5,195,204.39
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000  Principal Paid Per $1,000    Ending Principal
        Original Face $5,472,000  Original Face $5,472,000     Balance Factor
        $       6.209349          $       19.155475              94.941601%
        ------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                          4,567,217.24
                             Pool B                                                          2,057,811.70
                                                                                     ---------------------
                                                                                                                       6,625,028.94

        Class E Overdue Interest, if any                                                             0.00
        Class E Monthly Interest - Pool A                                                       39,076.35
        Class E Monthly Interest - Pool B                                                       17,606.29
        Class E Overdue Principal, if any                                                            0.00
        Class E Monthly Principal - Pool A                                                      77,689.33
        Class E Monthly Principal - Pool B                                                      53,334.11
                                                                                     ---------------------
                                                                                                                         131,023.44
        Ending Principal Balance of the Class E Notes
                             Pool A                                                          4,489,527.91
                             Pool B                                                          2,004,477.59
                                                                                     ---------------------
                                                                                                                --------------------
                                                                                                                       6,494,005.50
                                                                                                                ====================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000  Principal Paid Per $1,000    Ending Principal
        Original Face $6,840,000  Original Face $6,840,000     Balance Factor
        $        8.286936         $       19.155474              94.941601%
        ------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                    5,481,840.63
                             Pool B                                                    2,469,922.99
                                                                                     ---------------
                                                                                                                       7,951,763.62

        Residual Interest - Pool A                                                        57,117.09
        Residual Interest - Pool B                                                        26,010.13
        Residual Principal - Pool A                                                       93,227.20
        Residual Principal - Pool B                                                       64,000.93
                                                                                     ---------------
                                                                                                                         157,228.13
        Ending Residual Principal Balance
                             Pool A                                                    5,388,613.43
                             Pool B                                                    2,405,922.06
                                                                                     ---------------
                                                                                                                   -----------------
                                                                                                                       7,794,535.49
                                                                                                                   =================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 99,380.21
         - Servicer Advances reimbursement                                                                               884,773.68
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               119,116.73
                                                                                                                   -----------------
        Total amounts due to Servicer                                                                                  1,103,270.62
                                                                                                                   =================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                            182,697,376.88

          Aggregate Discounted Contract Balance of Additional Contracts
             acquired during Collection Period                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             3,107,573.36

                                                                                                                    ----------------
         Aggregate Discounted Contract Balance, as defined in indenture
             Agreement, at the ending of the related Collection Period                                               179,589,803.52
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        2,234,262.17

              - Principal portion of Prepayment Amounts                                                873,311.19

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                                  0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                                 0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                          0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                      0.00

                                                                                                 -----------------
                                   Total Decline in Aggregate Discounted
                                     Contract Balance                                                3,107,573.36
                                                                                                 =================


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                             82,316,509.44

          Aggregate Discounted Contract Balance of Additional Contracts
             acquired during Collection Period                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             2,133,364.34

          Aggregate Discounted Contract Balance, as defined in Indenture                                            ----------------
             Agreement, at the ending of the related Collection Period                                                80,183,145.10
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        2,066,875.31

              - Principal portion of Prepayment Amounts                                                 66,489.03

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                                  0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                                 0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                          0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                      0.00

                                                                                                 -----------------
                                   Total Decline in Aggregate Discounted
                                     Contract Balance                                                2,133,364.34
                                                                                                 =================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    259,772,948.62
                                                                                                                    ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                                  Predecessor
                                                                      Discounted                 Predecessor      Discounted
          Lease #        Lessee Name                                  Present Value              Lease #          Present Value
          ----------------------------------------------------------  --------------------       --------------   ------------------
                         NONE











                                                                      --------------------                        ------------------
                                                             Totals:                $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES              NO     X
                                                                                                 --------------   --------


          POOL B                                                                                                  Predecessor
                                                                      Discounted                 Predecessor      Discounted
          Lease #        Lessee Name                                  Present Value              Lease #          Present Value
          ----------------------------------------------------------  --------------------       --------------   ------------------
                         NONE









                                                                      --------------------                        -----------------
                                                             Totals:                $0.00                                     $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
               AGENCY APPROVES)                                                                                               0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
          THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
          BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES              NO     X
                                                                                                --------------    --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A)
       & GENERAL RIGHTS (POOL B)

                                                                                                                  Predecessor
                                                                      Discounted                 Predecessor      Discounted
          Lease #        Lessee Name                                  Present Value              Lease #          Present Value
          ----------------------------------------------------------  --------------------       --------------   ------------------
                         NONE











                                                                      --------------------                        ------------------
                                                             Totals:                $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
               CONTRACTS                                                                                                       0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES               NO     X
                                                                                                --------------    --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                      Discounted                 Predecessor      Discounted
          Lease #        Lessee Name                                  Present Value              Lease #          Present Value
          ----------------------------------------------------------  --------------------       --------------   ------------------
                         NONE











                                                                      --------------------                        ------------------
                                                             Totals:                $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
          DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
          PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES               NO     X
                                                                                                --------------    --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                        AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
          This Month                                  2,058,722.10         This Month                      259,772,948.62
          1 Month Prior                               2,827,990.05         1 Month Prior                   265,013,886.32
          2 Months Prior                              1,603,708.65         2 Months Prior                  269,552,516.86

          Total                                       6,490,420.80         Total                           794,339,351.80

          a) 3 MONTH AVERAGE                          2,163,473.60         b) 3 MONTH AVERAGE              264,779,783.93

          c) a/b                                             0.82%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                           Yes                No         X
                                                                                               ---------------     ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                            Yes                No         X
                                                                                               ---------------     ---------------
          B. An Indenture Event of Default has occurred and is then continuing?            Yes                No         X
                                                                                               ---------------     ---------------

4.        Has a Servicer Event of Default occurred?                                        Yes                No         X
                                                                                               ---------------     ---------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                 Yes                No         X
                                                                                               ---------------     ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                         Yes                No         X
                                                                                               ---------------     ---------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?          Yes                No         X
                                                                                               ---------------     ---------------




6.        Aggregate Discounted Contract Balance at Closing Date                        Balance  $ 273,612,728.90
                                                                                                --------------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                             # Leases
                     -------------                      --------------------                             --------
                           31 - 60                              2,628,477.73                                   28
                           61 - 90                                536,740.58                                   11
                          91 - 180                              2,058,722.10                                   14



          Approved By:
          Lisa J. Cruikshank
          Vice President